DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus BASIC New Jersey Municipal Money Market Portfolio for its semi-annual reporting period ended February 28, 1997. Your Fund produced an annualized yield of 3.14% and after taking into account the effect of compounding, the annualized effective yield was 3.19%.*
ECONOMIC AND MARKET ENVIRONMENT
    While new data suggests a sharp deceleration in first-quarter growth to approximately 2.5%, following a very vigorous fourth-quarter 1996 rate of 4.7%, the U.S. economy still appears to be growing solidly. Consumer spending remains buoyant, while businesses continue to build industrial capacity. Nonetheless, winter economic data are highly volatile and subject to the vagaries of weather and holiday activity. Thus, observers seeking an accurate picture of the economy's forward momentum must await additional evidence before ascribing a trend.
    Core inflation actually fell during 1996; apparently, robust economic growth has not yet produced inflation. Still, Federal Reserve Board Chairman Alan Greenspan warned the markets in December and again in February that inflation may yet resurge. Mr. Greenspan commented that the Fed might hike interest rates in a preemptive strike against inflation. Indeed, recent signs of firming commodity prices and tightening labor markets may already be flashing an inflation warning. The possibility of a tightening as early as the March 25 Federal Open Market Committee (FOMC) meeting has money market participants watchful and wary. While the market exhibited some strength early in February amid benign economic news and Fed inaction, following Mr. Greenspan's cautionary words, rates trended higher to conclude the month basically unchanged.
    New Jersey's economy grew at a moderate rate. Job growth increased while the State unemployment rate continued to drop. The State's industry sectors grew rapidly and health care, retailing, distribution, and business services were the leading contributors to employment growth. In addition, significant State tax cuts were recently signed into law.
MARKET ENVIRONMENT/PORTFOLIO
    The economic picture is an important component of our portfolio strategy. Market expectations can also affect the short-term municipal market, however, as was the case in this most recent period. The anticipation of Federal Reserve activity prior to the Presidential election this past November left the market jittery, while the lack of Fed action in the weeks following the election helped settle the market into a trading range. Various other influences which affect the municipal market (most specifically supply/demand) can lead us to adjust our strategy, and result in a portfolio structure and/or average maturity which may not appear to coincide exactly with interest rate moves, economic conditions, or forecasts. For example, during this period, one might have expected that your Fund's average maturity would be relatively short in expectation of higher rates. However, we were comfortable extending maturities beyond 50 days and locking in attractive rates as 1996 drew to a close, due to the expectation of limited availability of high quality municipal note issues in early 1997. This strategy served us well when rates dropped significantly (albeit temporarily) in January, and also left flexibility to extend further should conditions warrant and opportun ities arise.
    In the coming months, we expect additional technical market situations to occur such as increased redemptions due to tax payments during April, and the maturation of significant note issues in June. As a result of these anticipated market events, we expect to adjust the Portfolio's composition to respond to the supply and cash flow changes in an effort to maximize your Fund's yield. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor those conditions which affect our marketplace and adjust our investment policy where necessary to pursue competitive returns.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
March 17, 1997
New York, N.Y.

*  Annualized effective yield is based upon dividends declared daily and reinvested monthly.
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DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF INVESTMENTS                                                                          FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                   Principal
Tax Exempt Investments_100.0%                                                                        Amount          Value
                                                                                                   ___________    ___________
New Jersey_90.5%
Atlantic County Improvement Authority, Revenue, VRDN (Pooled Government Loan Program)
    3% (LOC; Midland Bank) (a,b)............................................                    $    4,000,000   $  4,000,000
Burlington County, BAN 4.75%, 4/24/97.......................................                         3,000,000      3,002,568
East Brunswick Township, BAN 3.75%, 1/2/98..................................                         3,821,500      3,830,815
Essex County Improvement Authority, Revenue, VRDN
    (Pooled Government Loan Program)
    3% (LOC; Banco Santander) (a,b).........................................                         4,600,000      4,600,000
Florence Township, BAN 4%, 2/13/98..........................................                         5,000,000      5,011,505
Galloway Township, BAN 4%, Series B, 3/13/97................................                         2,500,000      2,500,317
Hudson County Improvement Authority, VRDN (Essential Purpose Pooled Government)
    3.20% (LOC: Comerica Bank and Fuji Bank) (a,b)..........................                         4,700,000      4,700,000
Middlesex County, BAN 3.90%, 6/25/97........................................                         2,000,000      2,000,057
Monmouth County Improvement Authority, Revenue, VRDN (Pooled Government Loan Program)
    3.10% (LOC; Union Bank of Switzerland) (a,b)............................                         5,000,000      5,000,000
State of New Jersey, CP:
    3.35%, 3/25/97 (Liquidity; Union Bank of Switzerland)...................                         8,000,000      8,000,000
    3.50%, 4/10/97 (Liquidity; Union Bank of Switzerland)...................                         2,100,000      2,100,000
New Jersey Economic Development Authority:
    Thermal Energy Facilities, Revenue (Thermal Energy Limited Partnership)
      3.50%, 4/10/97 (Escrowed in; U.S. Treasury Bills).....................                         3,000,000      3,000,000
    VRDN:
      EDR (Dow Chemical Co.-El Dorado Terminal):
          3.25%, Series 1984A (Corp. Guaranty; Dow Chemical Co.) (a)........                         2,900,000      2,900,000
          3.25%, Series 1984B (Corp. Guaranty; Dow Chemical Co.) (a)........                           900,000        900,000
      Industrial and EDR (Merck and Co.)
          3.55%, Series A and B (a).........................................                         1,700,000      1,700,000
      Natural Gas Facilities, Revenue (NUI Corp. Project)
          3.35%, Series A (BPA; The Bank of New York and Insured; AMBAC) (a)                         3,000,000      3,000,000
      Revenue (Cranes Mill Project)
          3.25%, Series 97-C (LOC; Bank of Ireland) (a,b)...................                         3,500,000      3,500,000
      Water Facilities Revenue (United Water Project):
          3%, Series A (Insured; AMBAC and SBPA; The Bank of New York) (a)..                         3,000,000      3,000,000
          3.05%, Series C (Insured; AMBAC and SBPA; The Bank of New York) (a)                        2,500,000      2,500,000
New Jersey Health Care Facilities Financing Authority, Revenue, VRDN
    (Hospital Capital Asset Financing):
      3.10%, Series A (LOC; Chase Manhattan Bank) (a,b).....................                         5,500,000      5,500,000
      3.10%, Series D (LOC; Chase Manhattan Bank) (a,b).....................                         6,000,000      6,000,000
New Jersey Sports and Exposition Authority, VRDN (State Contract)
    3.10%, Series C (Insured; MBIA and Liquidity; Barclays Bank) (a)........                         5,145,000      5,145,000
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
    3.15%, Series D (Insured; FGIC and SBPA; Societe Generale) (a)..........                         1,900,000      1,900,000

Dreyfus Basic New Jersey Municipal Money Market Portfolio
Statement of Investments (continued)                                                            February 28, 1997 (Unaudited)
                                                                                                    Principal
Tax Exempt Investments (continued)                                                                   Amount          Value
                                                                                                   ___________    ___________
New Jersey (continued)
Passaic County, BAN:
    4%, 4/4/97..............................................................                    $    1,666,000   $  1,666,560
    4.25%, Series B, 6/25/97................................................                         2,489,000      2,491,658
    4.50%, 9/26/97..........................................................                         1,805,000      1,810,261
Passaic County Utilities Authority, Solid Waste Systems Revenue Project, Notes
    3.95%, Series B, 9/3/97 (Insured; MBIA).................................                         1,250,000      1,250,000
Port Authority of New York and New Jersey, Special Obligation Revenue, VRDN
    (Versatile Structure Obligation):
      3.40%, Series 3 (BPA; Morgan Guaranty Trust Co.) (a)..................                        12,700,000     12,700,000
      3.40%, Series 2 (LOC; Morgan Guaranty Trust Co.) (a,b)................                         1,200,000      1,200,000
Woodbridge Township, BAN 3.96%, 8/1/97......................................                         3,000,000      3,000,240
U.S. Related_9.5%
Commonwealth of Puerto Rico Govermnent Development Bank:
    CP 3.40%, 3/19/97.......................................................                         2,000,000      2,000,000
    Refunding, VRDN 2.95% (LOC; Credit Suisse) (a,b)........................                         2,800,000      2,800,000
    TRAN 4%, Series A, 7/30/97..............................................                         3,000,000      3,006,946
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
    Financing Authority, Revenue (Reynolds Metal Co. Project)
    3.80%, 9/1/97 (LOC; ABN-Amro Bank) (b)..................................                         3,500,000      3,500,852
                                                                                                                 _____________
TOTAL INVESTMENTS (cost $119,216,779).......................................                                     $119,216,779
                                                                                                                ==============


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DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
BAN           Bond Anticipation Notes                            MBIA    Municipal Bond Investors Assurance
BPA           Bond Purchase Agreement                                         Insurance Corporation
CP            Commercial Paper                                   SBPA    Standby Bond Purchase Agreement
EDR           Economic Development Revenue                       TRAN    Tax and Revenue Anticipation Notes
FGIC          Financial Guaranty Insurance Company               VRDN    Variable Rate Demand Notes
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Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               __________                     _________________         ______________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              80.2%
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                     19.8
                                                                                                  ________
                                                                                                   100.0%
                                                                                                 ==========
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Notes to Statement of Investments:
    (a)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b)  Secured by letters of credit. At February 28, 1997, 33.5% of the
   Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks.
    (c)  Fitch currently provides creditworthiness information for a limited number of investments.
    (d)  P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e)  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



SEE NOTES TO FINANCIAL STATEMENTS.

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DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                           FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                  Cost                Value
                                                                                              ______________     ______________
ASSETS:                          Investments in securities_See Statement of Investments        $119,216,779        $119,216,779
                                 Cash.......................................                                          1,614,984
                                 Interest receivable........................                                            935,064
                                 Prepaid expenses and other assets..........                                             13,240
                                 Due from The Dreyfus Corporation and affiliates                                          6,716
                                                                                                                   ____________
                                                                                                                    121,786,783
LIABILITIES:                     Accrued expenses...........................                                             33,187
                                                                                                                   ____________
NET ASSETS at value, represented by paid-in capital.........................                                       $121,753,596
                                                                                                                   =============
SHARES OUTSTANDING
(1 BILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED)...............                                        121,753,596
NET ASSET VALUE, offering and redemption price per share....................                                              $1.00
                                                                                                                       ========



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS                                                      SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                       Interest Income................................                                        $1,891,035
EXPENSES:                    Management fee_Note 2(a).......................                    $   276,617
                             Shareholder servicing costs_Note 2(b)..........                         11,435
                             Custodian fees.................................                          9,576
                             Registration fees..............................                          5,520
                             Directors' fees and expenses_Note 2(c).........                          1,175
                             Prospectus and shareholders' reports...........                             90
                             Miscellaneous..................................                            280
                                                                                               ____________
                                  Total Expenses                                                    304,693
                             Less_reduction in management fee due to
                                 undertakings_Note 2(a).....................                      (151,041)
                                                                                               ____________
                                      Net Expenses                                                                     153,652
                                                                                                                _______________
INVESTMENT INCOME_NET, representing net increase in net assets
        resulting from operations...........................................                                        $1,737,383
                                                                                                                ===============

















SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                    February 28, 1997          Year Ended
                                                                                       (Unaudited)           August 31, 1996*
                                                                                  ___________________       __________________
OPERATIONS:
    Investment income_net.............................................             $    1,737,383           $    1,285,661
                                                                                  ___________________       __________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net..................................................            (1,737,383)              (1,285,661)
                                                                                  ___________________       __________________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold..........................................            54,872,121              129,477,481
    Dividends reinvested...................................................             1,691,440                1,250,908
    Cost of shares redeemed................................................           (35,057,716)             (30,480,638)
                                                                                  ___________________       __________________
      Increase (Decrease) in Net Assets from Capital Stock Transactions....            21,505,845              100,247,751
                                                                                  ___________________       __________________
          Total Increase (Decrease) in Net Assets..........................            21,505,845              100,247,751
NET ASSETS:
    Beginning of Period....................................................           100,247,751                   --
                                                                                  ___________________       __________________
    End of Period..........................................................          $121,753,596             $100,247,751
                                                                                 ===================       ===================
*From December 1 ,1995 (commencement of operations) to August 31 , 1996.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Six Months Ended
                                                                               February 28, 1997          Year Ended
                                                                                  (Unaudited)          August 31, 1996(1)
                                                                               ________________       __________________
PER SHARE DATA:
    Net asset value, beginning of period...................................        $  1.00                 $  1.00
                                                                                   ________                ________
    Investment Operations:
    Investment income_net..................................................           .016                    .025
                                                                                   ________                ________
    Distributions:
    Dividends from investment income_net...................................          (.016)                  (.025)
                                                                                   ________                ________
    Net asset value, end of period.........................................        $  1.00                  $  1.00
                                                                                  =========                =========
TOTAL INVESTMENT RETURN.................................................          3.17%(2)                 3.38%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets........................                .28%(2)                  .06%(2)
    Ratio of net investment income
      to average net assets........................................               3.14%(2)                 3.25%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..........................                 .27%(2)                  .68%(2)
    Net Assets, end of period (000's Omitted)..............................       $121,754                 $100,248
(1)    From December 1, 1995 (commencement of operations) to August 31, 1996.
(2)    Annualized.


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SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "Fund") is a series of Dreyfus BASIC Municipal Fund, Inc. ( the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering four series including the Fund. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Company's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus BASIC New Jersey Municipal Money Market Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from September 1, 1996 through October 24, 1996 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from October 25, 1996 through March 31, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceed an annual rate of .30 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $151,041 during the period ended February 28, 1997.
    In addition, the Manager has undertaken, through June 30, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1997, the Fund was charged an aggregate of $5,712 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $3,350 during the period ended February 28, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS BASIC NEW JERSEY
MUNICIPAL MONEY MARKET PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            127SA972
[Dreyfus logo]
Registration Mark

BASIC New Jersey
Municipal Money
Market Portfolio
Semi-Annual
Report
February 28, 1997